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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                          ------------------------


                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  July 18, 1996

                          ------------------------

                        ORBITAL SCIENCES CORPORATION

        DELAWARE                     0-18287                  06-1209561
(State of incorporation)         (Commission File     (I.R.S. Employer I.D. No.)
                                      Number)




                          21700 ATLANTIC BOULEVARD
                           DULLES, VIRGINIA 20166
                               (703) 406 5000
                        (Address and telephone number
                       of principal executive offices)

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ITEM 5. OTHER EVENTS.

a. ORBCOMM Global L.P. ("ORBCOMM Global") is in the process of seeking financing on an unsecured nonrecourse basis to complete the construction and launch of a 28 satellite-based, two-way data communications network (the "ORBCOMM System"), and to fund initial operations. There can be no assurance that such financing will be successful. ORBCOMM Global is a partnership formed in 1993 by Orbital Sciences Corporations majority owned subsidiary, Orbital Communications Corporation ("OCC"), and Teleglobe Mobile Partners ("Teleglobe Mobile"), an affiliate of Teleglobe Inc., for the design, development, construction, integration, testing and operation of the ORBCOMM System. OCC and Teleglobe Mobile each hold a 50% interest in ORBCOMM Global.

b. On July 18, 1996, the Company issued a press release with respect to second quarter 1996 financial results, a copy of which is included as Exhibit
99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS

        99.1   Press Release dated July 18, 1996.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ORBITAL SCIENCES CORPORATION


DATED: July 18, 1996                    By   /s/ David W. Thompson
                                             -------------------------------
                                             David W. Thompson, President
                                              and Chief Executive Officer





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                                EXHIBIT INDEX


Exhibit No.                   Description
- -----------                   -----------
99.1                          Press Release dated July 18,1996
                              (transmitted herewith)





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